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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
            ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY (OFFERED ON
                           AND AFTER OCTOBER 7, 2011)

                       SUPPLEMENT DATED FEBRUARY 13, 2012
            TO THE PROSPECTUS DATED OCTOBER 7, 2011 (AS SUPPLEMENTED)

This Supplement describes two new optional benefits, the Guaranteed Minimum Income Max III ("GMIB Max III") and the Enhanced Death Benefit Max III ("EDB Max III") available for Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company (offered on and after October 7, 2011) ("MetLife", "we," "us," or "our") in the State of Nevada. GMIB Max III and EDB Max III may be elected with Contracts issued based on applications and necessary information that we receive in good order at your Administrative Office after the close of the New York Stock Exchange on February 24, 2012.

GMIB Max III and EDB Max III differ from the GMIB Max II and the EDB Max II optional benefits currently described in the October 7, 2011 Prospectus only in that the amount of the annual increase rate and the annual withdrawal amount percentage under GMIB Max III and EDB Max III is 5% instead of 5.5%, and the 5.5% enhanced payout rate available under GMIB Max II is not available under GMIB Max III. (The GMIB Max II and the EDB Max II optional benefits were not available in the State of Nevada.)

Please note that the EDB Max III may only be elected if you have elected the GMIB Max III. Also note that, for Contracts issued in the State of Nevada based on applications and necessary information that we receive in good order at your Administrative Office after the close of the New York Stock Exchange on February 24, 2012, GMIB Max III and EDB Max III are the only Guaranteed Minimum Income Benefit ("GMIB") and Enhanced Death Benefit ("EDB") optional benefits that may be elected.

Certain terms used in this Supplement have special meanings. If a term is not defined in this Supplement, it has the meaning given to it in the Prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

This Supplement should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, if purchased through a MetLife sales representative, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at P.O. Box 14594, Des Moines, IA 50306-0342 or call us at (800) 435-4117 to request a free copy.